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                                                                    EXHIBIT 23.1





                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement on Form S-3 (No. 333-89825) of our report dated April 14, 1999 relating to the financial statements and financial statement schedule, which appears in Cumulus Media Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

We hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement on Form S-3 (No. 333-89825) of Cumulus Media Inc. of our report dated February 28, 1999, except for Note 8 which is dated September 15, 1999, relating to the financial statements of HMH Broadcasting, Inc., which appears in the Current Report on Form 8-K of Cumulus Media Inc. filed November 3, 1999.



We hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement on Form S-3 (No. 333-89825) of Cumulus Media Inc. of our report dated October 27, 1999 relating to the financial statements of Cape Fear Broadcasting Company, which appears in the Current Report on Form 8-K of Cumulus Media Inc. filed November 3, 1999.



We hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement on Form S-3 (No. 333-89825) of Cumulus Media Inc. of our report dated October 27, 1999 relating to the financial statements of C.F. Radio, Inc., which appears in the Current Report on Form 8-K of Cumulus Media Inc. filed November 3, 1999.



We hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement on Form S-3 (No. 333-89825) of Cumulus Media Inc. of our report dated February 28, 1999 relating to the financial statements of Coast Radio L.L.C., which appears in the Current Report on Form 8-K of Cumulus Media Inc. filed November 3, 1999.

We also consent to reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

Chicago, Illinois
November 4, 1999